                                                                   Exhibit 10.20

                              AMENDED AND RESTATED
                              --------------------
                         INTELLECTUAL PROPERTY AGREEMENT
                         -------------------------------

         This AMENDED AND RESTATED INTELLECTUAL PROPERTY AGREEMENT ("Agreement") is made and entered into as of November 9, 2001 ("Effective Date"), between WTA, INC. (hereinafter referred to as "WTA"), APPLETON PAPERS INC. (hereinafter referred to as "Appleton"), Delaware corporations having their principal places of business, respectively, at Wilmington, Delaware and Appleton, Wisconsin, United States of America, and APPLETON COATED PAPERS HOLDINGS INC. (hereinafter referred to as "ACPHI") and APPLETON COATED LLC (hereinafter referred to as "Coated"), a Delaware corporation and limited liability company respectively, each having its principal place of business at Kimberly, Wisconsin. WTA, API (as hereinafter defined), and AC (as hereinafter defined) are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS
                                    --------

         WHEREAS, AC carries on the business of the manufacture and sale of Coated Papers, Basestock Papers, and on a contract basis for API, CF Carbonless Papers (all as defined herein), and such business was until January 1, 2000 owned and carried on by Appleton as its "Coated Free Sheet Division" ("CFSD", it being agreed that CFSD did not comprise the business of the manufacture and sale of Specialty Coated Papers as defined below). CFSD was transferred to Coated effective as of January 1, 2000 pursuant to a Conveyance of Business Operations between Appleton and Coated dated effective immediately after the close of business on January 1, 2000 (the "Conveyance"), which inter alia conveyed or agreed to convey to Coated any and all intangible property rights and assets to the extent utilized in connection with CFSD; and

         WHEREAS, Appleton makes and sells carbonless copying papers, thermal papers, security papers and various specialty coated papers which were not made within the CFSD (such specialty coated papers being hereinafter referred to as the "Specialty Coated Papers"); and

         WHEREAS, the Parties wish to clarify the understanding and agreement between them as regards the use of Intellectual Property Rights (as hereinafter defined) in their respective business operations, the intent being that save as expressly agreed otherwise in writing between them they shall each be able to carry on the production and sale of the products they made as of the Separation Date (as hereinafter defined) without fear of infringement of the other Party's Intellectual Property Rights.

         NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                             ARTICLE I - DEFINITIONS
                             -----------------------

         "AC" means (i) Coated, (ii) ACPHI, (iii) Newton Falls Inc. ("NFI") or,
          --
as the case may be, Newton Falls LLC ("NF LLC," NF LLC having succeeded to the rights and obligations of

NFI pursuant to a certain Agreement of Merger, by and between Appleton, NFI and NF LLC, effective as of October 28, 2001), and (iv) the Subsidiaries of Coated.

         "Acquired Assets" means those assets constituting the CFSD acquired by
          ---------------
AC from API as a part of the Conveyance.

         "Affiliate" means any entity which is from time to time directly or
          ---------
indirectly controlled by or is treated as an associate of the entity in question or which directly or indirectly controls that entity or which is itself an entity which is directly or indirectly under the control of or is treated as an associate of any such controlling entity; and "control" means the power directly or indirectly to control the exercise of more than 50% of the voting rights in the entity concerned; and "treated as an associate" shall mean would in accordance with applicable GAAP (Generally Accepted Accounting Principles in the relevant location) be accounted for as an associate of the entity concerned.

         "API" means Appleton and its Subsidiaries (including WTA) other than
          ---
Coated, Newton Falls, Inc. and CFSD.

         "Basestock" means base paper for use in the production of carbonless
          ---------
copying paper or thermal paper.

         "CF Carbonless Paper" means so-called "coated front" carbonless copying
          -------------------
paper intended for use in a multi-part set of forms.

         "Coated Papers" means coated papers of any kind other than carbonless
          -------------
copying papers or thermal papers.

         "Intellectual Property Rights" means all U.S. and/or non-U.S.
          ----------------------------
intellectual property rights belonging to a Party (whether registered or not), excluding trademarks, existing at the Separation Date that (a) were used at or prior to the Separation Date, whether commercially or in trials; or (b) had been made known (either specifically or in general terms) by API to AC or vice versa, prior to the Separation Date, and relate to the manufacture of Coated Papers, the Specialty Coated Papers, carbonless copying paper and/or Basestock, CF Carbonless Paper or thermal paper and/or in the preparation, treatment, modification, manufacture or use of any raw material or ingredient, equipment, plant machinery, processes or means or methods for the design, manufacture, sale or use of said products. "Intellectual Property Rights" shall include, without limitation:

                  (a) all know-how not already in the public domain including, but not limited to, discoveries, processes, machines, methods of manufacture, compositions of matter, inventions, ideas, concepts, developments, formulae, patterns, designs, technology, methods, techniques, procedures, trade secrets, copyrights, computer software and related items, confidential information, know-how, new and useful improvements thereof, whether or not eligible for patent protection; and

                  (b) all letters patents, patent applications and any divisions, continuations, continuations-in-part, extensions or reissues, existing as of the Separation Date throughout the world.

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         "Loss" means any direct indebtedness, liability, claim, loss, damage,
          ----
deficiency, obligation or responsibility, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, subordinated or unsubordinated, matured or unmatured, accrued, absolute, contingent or otherwise, including, without limitation, liabilities on account of taxes, other governmental, regulatory or administrative charges or lawsuits relating thereto.

         "Material Asset" shall mean an asset of a Selling Party which, alone or
          --------------
taken together with other assets sold in a single transaction or a series of related transactions to a single purchaser, results in such purchaser being able to conduct all or a material portion of the business of the Selling Party.

         "Precoat Technology" means API's proprietary carbonless or thermal
          ------------------
pre-coat or sub-coat formulations.

         "Selling Party" means any Party selling a Material Asset.
          -------------

         "Separation Date" means January 1, 2000.
          ---------------

         "Subsidiary" means any corporation, partnership, limited liability
          ----------
company, joint venture or other legal entity (i) more than 50% of the stock or other equity or ownership interests of which are directly or indirectly owned by such person (either alone or through or together with any other Subsidiary) or
(ii) of which such person is generally entitled to elect a majority of the board of directors or other governing body of such corporation or other legal entity.

         "Third Party" means a person or entity other than AC or API.
          -----------

             ARTICLE II - OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS
             ------------------------------------------------------

         Section 2.1. Appleton acknowledges, recognizes and agrees that, subject
         ------------
to all pre-existing rights, obligations and restrictions of Third Parties existing as of the Effective Date, that, as between the Parties, AC owns all right, title and interest in all Intellectual Property Rights ("AC Rights") that:

                  (a) were used exclusively within CFSD when it was part of Appleton or by AC prior to the Separation Date;

                  (b) have been developed exclusively by AC since the Separation Date;

                  (c) were obtained exclusively for the conduct of CFSD's or AC's business or in connection with CFSD's or AC's assets;

                  (d) were developed exclusively for the conduct of CFSD's or AC's business or in connection with CFSD's or AC's assets;

                  (e) were registered as owned by or were or are the subject of an application for registration of ownership in the name of AC; or

                  (f) have been conveyed into the ownership of AC pursuant to the Conveyance (for the avoidance of doubt, the Conveyance did not operate to convey the CF Carbonless Paper technology of API).

         Section 2.2.  Coated acknowledges, recognizes and agrees that, subject
         ------------
to all pre-existing rights, obligations and restrictions of Third Parties existing as of the Effective Date, that, as between the Parties, API owns all right, title and interest in all Intellectual Property Rights ("API Rights") that:

                  (a) were used exclusively within the business operations of API other than CFSD prior to the Separation Date;

                  (b) have been obtained or developed exclusively by API since the Separation Date;

                  (c) were obtained or developed exclusively for the conduct of API's business (other than in CFSD) or in connection with API's assets (other than its assets in CFSD); or

                  (d) were or are registered as owned by or were or are the subject of an application for registration of ownership in the name of API and were not conveyed pursuant to the Conveyance to Coated.

         Section 2.3.  Any Intellectual Property Rights being used on or before
         ------------
the Separation Date by AC and/or CFSD on the one hand and API on the other hand that is not included within the Intellectual Property Rights detailed in Sections 2.1 and 2.2 above ("Joint Rights"), shall as between API and AC from time to time (but subject to any Third Party Rights) be regarded as available to each of AC and API without restriction as to use, exploitation or territory of use and as to the alienation thereof, except as may be expressly agreed otherwise in writing.

         Section 2.4.  Appleton affirms that at the Separation Date neither it
         ------------
nor any of its Subsidiaries (other than Newton Falls, Inc.) was using any Intellectual Property Rights that prior to February 1, 1999 were being used exclusively within CFSD or which had been developed since that date exclusively within CFSD or by AC.

         Section 2.5.  Each of AC and API shall have the fight to assign or
         ------------
license their own Intellectual Property Rights and the Joint Rights.

         Section 2.6.  In the event of any disagreement about the ownership of
         ------------
any improvements, any joint developments or of any existing Intellectual Property Rights ("Disputed Ownership"), AC and API agree to submit such disputes to arbitration as prescribed in Section 7.9.

                      ARTICLE III - TERMINATION AND RELEASE
                      -------------------------------------
                    OF PREVIOUS AGREEMENTS AND/OR OBLIGATIONS
                    -----------------------------------------

         Section 3.1.  The Parties hereby acknowledge that no Party or its
         ------------
Subsidiaries owes the other Party or its Subsidiaries any monies, or is obligated in any way, with respect to the prior use of the Intellectual Property Rights or the development thereof prior to the Effective Date. To the extent any such obligations exist, the Parties agree that such obligations are hereby terminated.

         ARTICLE IV - REPRESENTATIONS, WARRANTIES AND COVENANTS
         ------------------------------------------------------

         Section 4.1.    Each Party represents and warrants to the other Parties
         ------------
that:

               (a) This Agreement is a legal, valid and binding obligation of the warranting party, enforceable against such Party in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

               (b) The warranting Party is not subject to any judgment, order, injunction, decree or award of any court, administrative agency or governmental body that would or might interfere with its performance of any of its material obligations hereunder.

               (c) The warranting Party has full power and authority to enter into and perform its obligations under this Agreement in accordance with its terms.

         Section 4.2.    No warranty or representation is given that the use of
         ------------
the AC Rights, the API Rights or the Joint Rights does not or will not infringe the rights of any Third Party.

         Section 4.3.    EXCEPT AS OTHERWISE SPECIFIED IN ARTICLE IV HEREOF,
         ------------
THERE ARE NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, EVEN IF ANOTHER PARTY HAS BEEN MADE AWARE OF SUCH PURPOSE. NO REPRESENTATIONS OR IMPLIED WARRANTIES ARE MADE AND NEITHER PARTY NOR ANY OF ITS AFFILIATES ASSUMES OR ACCEPTS ANY LIABILITY TO ANOTHER PARTY NOR ANY OF ITS AFFILIATES, WITH RESPECT TO THE QUALITY OR SUFFICIENCY OF ANY RESULTS TO BE ACHIEVED BY THE USE OF THE AC RIGHTS, THE API RIGHTS OR THE JOINT RIGHTS, OR WITH RESPECT TO THE COMPLETENESS OR CORRECTNESS OF THE MATERIALS GENERATED AS A RESULT OF THIS AGREEMENT, AND EACH PARTY AND ITS AFFILIATES MUST ASSUME ALL RESPONSIBILITIES AND RISKS, IF ANY, ASSOCIATED WITH THE USE OF SUCH RIGHTS.

                  ARTICLE V(a) - RESTRICTIONS ON THE SUPPLY OF
                  --------------------------------------------
                                CERTAIN PRODUCTS
                                ----------------

         Section 5(a).1. Without prejudice to the terms and conditions of any
         ---------------
agreement for the supply of Basestock between API and AC from time to time existing, the Parties further covenant as follows:

                  (a)    Restriction on Competition. For a period of three (3)
                         --------------------------
         years following the Effective Date (the "Covered Period"), AC shall not use the Acquired Assets to carry out any AC Competitive Activity.

                  For purposes of this Section 5(a).1(a), "AC Competitive Activity" shall mean the manufacture or sale in the United States, Canada, Mexico, the Caribbean or Central or South America of coated front ("CF"), coated back ("CB") or coated front and back ("CFB")
                 --                  --                              ---
         carbonless copying paper made by AC using the Acquired Assets; provided
                                                                        --------
         that, notwithstanding the foregoing, "AC Competitive Activity" shall not include the supply to API of CF carbonless copying paper by AC.

                  (b)    Precoat Technology Use Restriction. During the Covered
                         ----------------------------------
         Period, AC shall refrain from utilizing Precoat Technology to manufacture carbonless and thermal basestock products for any Third Party except in the case where a Third Party has independently specified pre-coat or sub-coat formulations equivalent to the Precoat Technology; and

                  (c)    Precoat Technology Maintenance of Confidentiality.
                         -------------------------------------------------
         Notwithstanding the provisions of Article VI herein, API agrees not to disclose or license the Precoat Technology to Third Parties other than, on a confidential basis, its own suppliers for the limited purpose of supplying API with product.

         Section 5(a).2. Each Party acknowledges and agrees that the other Party
         ---------------
and its Affiliates are engaged in a highly competitive business and that the protections set forth in this Article V(a) are fair and reasonable and are of vital concern to such Party and its Affiliates. Further, each Party acknowledges and agrees that monetary damages for any violation of this Article V(a) will not adequately compensate the other Party and its Affiliates with respect to any such violation. Therefore, in the event of a breach or threatened breach by a Party or any of its Affiliates or successors of any of the terms or provisions contained in this Article V(a), and notwithstanding Section 7.9 hereof, the other Party shall be entitled to an injunction by any court of competent jurisdiction to prevent or restrain any such breach or threatened breach hereof. In connection therewith, each Party hereby waives, to the fullest extent permitted by law, any requirement for the posting of a bond or other collateral security in connection with any application for injunctive relief. The remedies available to the Parties pursuant to this Section 5(a).2 may be exercised cumulatively in conjunction with all other rights and remedies provided by law.

                                ARTICLE V - TERM
                                ----------------

         Section 5.1.    The term of this Agreement commences on the Effective
         ------------
Date and remains in effect in perpetuity.

                      ARTICLE VI - CONFIDENTIAL INFORMATION
                      -------------------------------------

         Section 6.1. In connection with this Agreement, each Party (each a
         ------------
"Disclosing Party") may have already disclosed or may disclose certain Confidential Information (as hereinafter defined) to the other Party or to that other Party's Affiliate (each a "Receiving Party"). "Confidential Information," subject to the provisions of Section 6.3, shall mean: (a) any information developed within or received by a Party or its Affiliate prior to the Separation Date relating to the Intellectual Property Rights regardless of whether or not such information was previously treated as confidential and (b) any information disclosed by a Party or its Affiliates to the other Party or that other Party's Affiliates after the Separation Date relating to that Party's Intellectual Property Rights whether in writing or verbally or otherwise.

         Section 6.2. Each Party who is a Receiving Party acknowledges the
         ------------
confidential and proprietary nature of the Confidential Information received and agrees not to reveal or disclose any Confidential Information for any purpose (except as permitted by the following sentence) to any other person, or to use any Confidential Information for any purpose other than as contemplated hereby, in each case, without the prior written consent of the Disclosing Party. In the event that a Receiving Party wishes to disclose Confidential Information to any Third Party, it may do so only with the express prior written consent of the Disclosing Party and only if the Third Party agrees to abide by the terms of this Article VI. Each Party shall cause their respective Affiliates and their Affiliate's respective directors, officers, employees, representatives, advisors and agents to observe the provision of this Article VI as if they were Parties hereto.

         Section 6.3. Notwithstanding anything contained herein to the contrary,
         ------------
Confidential Information shall not include information which (a) is required to be disclosed pursuant to any statute, regulation, order, subpoena or document discovery request, provided that prior written notice of such disclosure is furnished to the Disclosing Party as soon as practicable in order to afford the Disclosing Party an opportunity to seek a protective order (it being agreed that if the Disclosing Party is unable to obtain or does not seek a protective order and the Receiving Party is legally compelled to disclose such information, disclosure of such information may be made without liability); or (b) which is in the public domain; or (c) which hereafter comes into the public domain other than by reason of a breach hereof by the Receiving Party (or any Affiliate, director, officer, employee, representative, advisor or agent thereof).

         Section 6.4. In view of the difficulties of placing a monetary value on
         ------------
the Confidential Information, the Disclosing Party shall be entitled to a preliminary and final injunction without the necessity of posting any bond or undertaking in connection therewith, by any court of competent jurisdiction to prevent or restrain any breach or threatened breach of this Article VI or further unauthorized use of Confidential Information. This remedy is separate and apart from and cumulative with any other remedy the Disclosing Party may have.

         Section 6.5. Each Receiving Party, as the case may be, shall notify the
         ------------
Disclosing Party immediately upon discovery of any prohibited use or disclosure of the Confidential Information, or any other breach of this Article VI by such Receiving Party or any Affiliate, director, officer, representative, advisor, employee or agent of such Receiving Party, and shall fully cooperate with the Disclosing Party to help the Disclosing Party regain possession of the Confidential Information and prevent any further prohibited use or disclosure of the Confidential Information.

         Section 6.6. The term of this Article VI shall be from the Effective
         ------------
Date until the later of (a) the termination of this Agreement and (b) the receipt of written consent from the Disclosing Party that the Confidential Information no longer needs to be treated as confidential in accordance with this Article VI.

                           ARTICLE VII - MISCELLANEOUS
                           ---------------------------

         Section 7.1. Each of AC and API shall take all actions and execute all
         ------------
documents (including, without limitation, any bills of sale, assignments or government filings) reasonably requested by the other Party to effect the purposes of this Agreement and/or to clarify or confirm the respective ownership rights of the Parties as provided for in this Agreement.

         Section 7.2. Except as otherwise contemplated by this Agreement, all
         ------------
covenants and agreements of the Parties contained in this Agreement shall survive the termination of this Agreement.

         Section 7.3. All notices and other communications hereunder shall be in
         ------------
writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the Parties at the following addresses (or at such other addresses for a Party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

         For WTA:
         -------

         Address:     WTA, Inc.
                      1105 North Market Street, Suite 1410
                      Wilmington, DE 19801
                      Attn: President

         For API:
         -------

         Address:     Appleton Papers Inc.
                      1400 N. Rankin Street
                      Appleton WI 54911
                      Attn: Law Department
                      with a copy to:

         Address:     Godfrey & Kahn, S.C.
                      780 North Water Street
                      Milwaukee, WI 53202
                      Attn: Christopher B. Noyes

         For AC:
         ------

         Address:     Appleton Coated LLC
                      569 Carter Court
                      Kimberly, WI 54136
                      Attn: Chief Executive Officer

         For ACPHI:
         ---------

         Address:     Appleton Coated LLC

                      569 Carter Court
                      Kimberly, WI 54136
                      Attn: Chief Executive Officer

         Section 7.4. The failure of any Party to require strict performance by
         ------------
any other Party of any provision in this Agreement will not waive or diminish that Party's right to demand strict performance thereafter of that or any other provision hereof.

         Section 7.5. This Agreement may not be modified or amended except by an
         ------------
agreement in writing signed by each of the Parties hereto.

         Section 7.6. This Agreement shall be binding upon and shall inure to
         ------------
the benefit of, the successors and assigns of the Parties. If a Selling Party sells any Material Asset on or before the fourth (4th) anniversary hereof, such Selling Party shall, as a condition to such sale, require the purchaser of such asset to join into this Agreement and agree to be bound by its terms as if it was an original party hereto. If, on or before the fourth (4th) anniversary hereof, either AC or API undertakes a merger, consolidation or sale of greater than fifty percent (50%) of its voting securities or limited liability company membership interests or units, or any other similar transaction, then AC or API, as the case may be, shall require as a condition to the transaction the acquiring entity in such transaction to expressly join into this Agreement and agree to be bound by its terms as if it were an original a party hereto. Any Party which defaults in its obligations under this Section 7.6 shall indemnify and hold harmless the other Party against all Losses suffered by such Party as a result of a violation of this Agreement, including, without limitation, the provisions of Article V(a). The Parties may assign this Agreement to their respective Subsidiaries without the prior written consent of the other Party.

         Section 7.7. This Agreement is solely for the benefit of the Parties
         ------------
hereto and their Subsidiaries and should not be deemed to confer upon Third Parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

         Section 7.8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         ------------
ACCORDANCE WITH THE LAWS OF THE STATE OF WISCONSIN APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF WISCONSIN.

         Section 7.9. API, on the one hand, and AC, on the other hand, shall
         ------------
attempt in good faith to resolve any dispute or difference between or among the parties arising out of or relating to this Agreement promptly by negotiation between executives of the relevant parties who have authority to settle the controversy within fifteen (15) days after delivery of a notice by one or more parties to the others. All negotiations pursuant to this Section 7.9 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. Any dispute or difference between or among the parties arising out of or relating to this Agreement, which has not been resolved by negotiation pursuant to this Section 7.9 shall be settled by arbitration, by a single arbitrator designated by the respective parties. If the parties are unable to agree on an arbitrator within fifteen (15) days following the negotiation period described in this Section 7.9, an arbitrator shall be selected in accordance with CPR Rule 6.4.b. In order to expedite the process of selecting an arbitrator, the parties shall use their best efforts to agree upon a standby arbitrator and an alternate within thirty (30) days following the Effective Date, and within thirty (30) days following the resignation or inability of any such standby arbitrator or alternate to serve. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. (S)
(S) 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be Appleton, Wisconsin. The language of the arbitration shall be English. The arbitrator is not empowered to award damages in excess of compensatory damages and each party expressly waives and foregoes any right to punitive, exemplary or similar damages unless a statute requires that compensatory damages be increased in a specified manner. Following the final arbitration hearings, which shall be completed within thirty (30) days following the later of (a) the designation of the arbitrator and (b) the expiration of the negotiation period described in this Section 7.9 unless otherwise mutually agreed by the parties to the dispute, the arbitrator shall promptly deliver a written decision with respect to the dispute to each of the parties, who shall promptly act in accordance therewith. Each party agrees that any decision of the arbitrators shall be final, conclusive and binding and that they will not contest any action by any other party thereto in accordance with a decision of the arbitrators. It is specifically understood and agreed that any party may enforce any award rendered pursuant to the arbitration provisions of this Section 7.9 by bringing suit in any court of competent jurisdiction. All reasonable fees, costs and expenses (including attorneys' fees and expenses) incurred by the party that prevails in any such arbitration commenced pursuant to this Section 7.9 or any judicial action or proceeding seeking to enforce the agreement to arbitrate disputes as set forth in this Section 7.9 or seeking to enforce any order or award of any arbitration commenced pursuant to this Section 7.9 may be assessed (in whole or in part) against the party or parties that do not prevail in such arbitration in such manner as the arbitrator or the court in such judicial action, as the case may be, may determine to be appropriate under the circumstances. All costs and expenses attributable to the arbitrator shall be allocated among the parties to the arbitration in such manner as the arbitrators shall determine to be appropriate under the circumstances.

         Section 7.10. If any one or more of the provisions contained in this
         -------------
Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 7.11.  Titles and headings to sections herein are inserted for
         -------------
the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         Section 7.12.  This Agreement may be executed in one or more
         -------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties.

         Section 7.13.  This Agreement amends and restates in its entirety that
         -------------
certain Intellectual Property Agreement, dated August 23, 2000, by and among the Parties, and constitutes the entire agreement between the Parties relating to the subject matter hereof, and all prior, agreements correspondence, discussions and understandings of the Parties (whether verbal or written) are merged herein and superceded hereby.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

                                           WTA, INC.


                                           By: /s/ Dane E. Allen
                                               Name:  Dane E. Allen
                                               Title: Secretary

                                           APPLETON PAPERS INC.


                                           By: /s/ Doug Buth
                                               Name:  Douglas P. Buth
                                               Title: President

                                           APPLETON COATED LLC


                                           By: /s/ Edwin F. Bush, II
                                               Name:  Edwin F. Bush, II
                                               Title: Secretary & Gen. Counsel


                                           APPLETON COATED PAPERS HOLDINGS, INC.


                                           By: /s/ Christopher Gower
                                               Name:  Christopher Gower
                                               Title: Authorized Signatory